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                                                                   EXHIBIT 10.2


                       GUARANTY AND SURETYSHIP AGREEMENT

                  THIS GUARANTY AND SURETYSHIP AGREEMENT (this "Guaranty") is entered into on March 5, 2003, by INDUS UTILITY SYSTEMS, INC., a Delaware corporation ("Guarantor"), in favor of SCT FINANCIAL CORPORATION, a Delaware corporation ("Lender").

                                   BACKGROUND

         A. The Guarantor has entered into a Purchase Agreement (the "Purchase Agreement") on February 12, 2003, by and among Indus International, Inc., a Delaware corporation ("Purchaser"), Systems and Computer Technology Corporation, a Delaware corporation ("SCT"), Lender, SCT Property, Inc., a Delaware corporation ("SCT Property"), SCT International Limited, a limited liability corporation organized under the laws of England and Wales ("SCT International"), SCT Technologies (Canada) Inc., a company organized and existing under the laws of the Province of Ontario, Canada ("SCT Canada"), SCT Software & Resource Management Corporation, a Delaware corporation ("SCT SRM"), and Systems & Computer Technology International B.V., a corporation organized under the laws of the Netherlands ("SCT Netherlands").

         B. Lender owned 1,000 shares of common stock, $1.00 par value per share, of the Guarantor, which shares represented all of the issued and outstanding capital stock of the Guarantor (the "Shares").

         C. The Guarantor is engaged in the business of providing customer management and service order fulfillment application software and services to the commercial, industrial and residential segments of the energy and utilities market (the "Business").

         D. Each of SCT, SCT Property, SCT International, SCT Canada, SCT SRM and SCT Netherlands (collectively, the "SCT Sellers," and together with SCT and Lender, the "Sellers") owned certain Assets used exclusively in the Business.

         E. Lender sold to Purchaser, and Purchaser purchased from Lender, all of the Shares.

         F. The SCT Sellers sold, transferred and assigned to Purchaser, and Purchaser purchased and acquired from the SCT Sellers, certain Assets used exclusively in the Business.

         G. In connection with the transfer of the Shares and such Assets, Purchaser agreed, in the Purchase Agreement, to pay a portion of the purchase price for the Assets (the "Purchase Price", as such term is further defined in the Purchase Agreement), by delivering to Lender a Promissory Note in the original principal amount of $10,000,000 (the "Note").

         H. It is a requirement under the Purchase Agreement and the Note that the Guarantor deliver to Lender this Guaranty, which Guaranty is to be secured by a mortgage lien on and security interest in certain real property (and related personal property) of the Guarantor granted to the Lender pursuant to a First Mortgage, Security Agreement and Fixture Filing (the "Mortgage"), dated as of the date hereof.


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         I.       Guarantor desires to guaranty the obligations of the
Purchaser (a) under the Note and (b) to pay the Purchase Price, as such term is defined in the Purchase Agreement, as herein provided.

                  NOW, THEREFORE, in order to induce Lender to enter into the Purchase Agreement and accept, as a portion of the purchase price thereunder, the Note, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, Guarantor does hereby covenant and agree with Lender as follows:

                  1. Definitions and Construction. Reference is hereby made to the Note for a statement of the terms thereof. All capitalized terms used in this Guaranty which are defined in the Note and not defined herein shall have the respective meanings ascribed to such terms in the Note.

                  2. Guaranty. Guarantor absolutely and unconditionally guarantees and becomes surety for the full, prompt and punctual payment to Lender, as and when due, whether at maturity, by acceleration or otherwise, of any and all indebtedness, and performance of any and all liabilities and obligations of Purchaser to Lender created at any time, including, without limitation, under or pursuant to the terms of the Note (including, without limitation, as a result of any amendment, modification, waiver or extension), whether for principal, interest, premiums, fees, expenses or otherwise (all such indebtedness, liabilities and obligations being referred to herein collectively as the "Obligations"), together with any and all reasonable expenses, including without limitation reasonable attorneys' fees and disbursements, which are incurred by Lender in collecting any or all of the Obligations or enforcing any and all rights against Guarantor under this Guaranty (the "Expenses"). Without limiting Guarantor's obligations hereunder and notwithstanding any purported termination of this Guaranty, if any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation, dissolution, assignment for the benefit of creditors, or similar event with respect to Purchaser or any co-guarantor or endorser of all or any of the Obligations shall occur, and such occurrence shall result in the return of (or in such event Lender shall be requested to return) any payment or performance of any of the Obligations or Expenses, then (a) without further notice, demand or other action, the obligations of Guarantor hereunder shall be reinstated with respect to (i) such payment or performance returned (or requested to be returned) and (ii) with respect to all further obligations arising as a result of such return or request, and (b) Guarantor shall thereupon be liable therefor, without any obligation on the part of Lender to contest or resist any such return.

                  3.       Nature and Term of Guaranty.

                           (a)      The obligations and liability of Guarantor
under this Guaranty shall be independent, absolute, primary and direct, irrevocable and unconditional, regardless of any non-perfection of any collateral security for the Obligations; any lack of validity or enforceability of the Note or any of the Obligations or Expenses; the voluntary or involuntary liquidation, dissolution, sale or other disposition of all, or substantially all of the assets, marshalling of assets and liabilities, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition with creditors or readjustment of, or other similar proceedings affecting Purchaser or Guarantor or any co-guarantor or endorser of,


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any or all of the Obligations and Expenses or any of the assets of any of them, or any contest of the validity of this Guaranty in any such proceeding; or any law, regulation or decree now or hereafter in effect in any jurisdiction which might in any manner affect any of such terms or provisions or any of the rights of Lender with respect thereto or which might cause or permit Purchaser or any co-guarantor or endorser of the Obligations and Expenses to invoke any defense to, or any alteration in the time, amount or manner of payment of any or all of the Obligations and Expenses or performance of this Guaranty.

                           (b)      This Guaranty is a continuing guaranty and
shall remain in full force and effect until the Obligations, the Expenses and any and all other amounts payable hereunder shall have been paid in full and no further amounts are outstanding under the Note. If any payment received by the Lender under the Note or this Guaranty is rescinded, avoided or for any reason returned by the Lender because of any adverse claim or threatened action, the returned payment shall remain payable as an Obligation of all persons liable under the Note or this Guaranty as though such payment had not been made.

                  4.       Method of Payment.

                           (a)      Guarantor hereby guaranties that the
Obligations and Expenses shall be paid and performed strictly in accordance with the terms of the Note; provided that any Obligations the method of payment for which is governed by the terms any other written agreement shall be governed by the terms of such agreement rather than those of the Note.

                           (b)      If any Obligation or Expense is not paid or
performed by the Purchaser punctually, subject to any applicable grace period, including without limitation any Obligation due by acceleration of the maturity thereof, Guarantor will, upon Lender's demand, immediately pay or perform such Obligation or Expense or cause the same to be paid or performed. Guarantor will pay to Lender, upon demand, all costs and expenses, including the Expenses (and including, without limitation, reasonable legal fees), which are incurred by Lender in the collection or enforcement of Guarantor's obligations under this Guaranty.

                  5. Rights and Remedies of Lender. Lender, in its sole discretion, may proceed to exercise any right or remedy which it may have under this Guaranty against Guarantor without first pursuing or exhausting any rights or remedies which it may have against Purchaser or against any other person or entity or any collateral security, and may proceed to exercise any right or remedy which it may have under this Guaranty without regard to any actions or omissions of any other person or entity, in any manner or order, without any obligation to marshal in favor of Guarantor or other persons or entities and without releasing any of Guarantor's obligations hereunder with respect to any unpaid Obligations and Expenses. No remedy herein conferred upon or reserved to Lender is intended to be exclusive of any other available remedy or remedies, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given under this Guaranty or now or hereafter existing at law or in equity.

                  6. Actions by Lender Not Affecting Guaranty. Lender may, at any time or from time to time, in such manner and upon such terms as it may deem proper, extend or change the time of payment or the manner or place of payment of, or otherwise modify or waive any of


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the terms of, or release, exchange, settle or compromise any or all of the
Obligations and Expenses or any collateral security therefor, or subordinate payment of the same, or any part thereof, to the payment of any other indebtedness, liabilities or obligations of Purchaser which may at any time be due or owing to Lender or anyone, or elect not to enforce any of Lender's rights with respect to any or all of the Obligations and Expenses or any collateral security therefor, all without notice to, or further assent of Guarantor and without releasing or affecting Guarantor's obligations hereunder.

                  7. Payments Under Guaranty. All payments by Guarantor hereunder shall be made in immediately available funds and in lawful money of the United States of America to Lender at its office at 4 Country View Road, Malvern, PA 19355-1408, or at such other location as Lender shall specify by notice to Guarantor. All payments by Guarantor under this Guaranty shall be made by Guarantor solely from Guarantor's own funds and not from any funds of Purchaser.

                  8. Modifications and Waivers. No failure or delay on the part of Lender in exercising any power or right under this Guaranty shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power preclude any other or further exercise thereof or the exercise of any other right or power under this Guaranty. No modification or waiver of any provision of this Guaranty nor consent to any departure therefrom shall, in any event, be effective unless the same is in writing signed by Lender and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to, or demand on Guarantor, in any case, shall entitle Guarantor to any other or further notice or demand in similar or other circumstances.

                  9. Guarantor's Waiver. Guarantor hereby waives promptness, diligence, presentment, demand, notice of acceptance and any other notice with respect to any of the Obligations, the Expenses and this Guaranty.

                  10. Waiver of Subrogation. So long as this Guaranty remains in effect, Guarantor hereby waives (a) any right which Guarantor may now have or hereafter acquire by way of subrogation under this Guaranty, by law or otherwise or by way of reimbursement, indemnity, exoneration, or contribution; or (b) any right to assert defenses as the primary obligor of the Obligations; or (c) any other claim which it now has or may hereafter acquire against Purchaser or against or with respect to Purchaser's property (including, without limitation, any property which has been pledged to secure the Obligations); or (d) any right to enforce any remedy which Lender may now have or hereafter acquire against Purchaser or any other guarantor, maker or endorser; in any case, whether any of the foregoing claims, remedies and rights may arise in equity, under contract, by payment, statute, common law or otherwise. If in violation of the foregoing any amount shall be paid to Guarantor on account of any such rights at any time, such amount shall be held in trust for the benefit of Lender and shall forthwith be paid to Lender to be credited and applied against the Obligations and Expenses, whether matured or unmatured, in accordance with the terms of the Note (or such other written agreement as may govern such amount).


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                  11.      No Setoff by Guarantor. No setoff, counterclaim,
deduction, reduction, or diminution of any obligation, or any defense of any kind or nature which Guarantor has or may have against Purchaser or Lender shall be available hereunder to Guarantor.

                  12. Representations and Warranties. Guarantor hereby represents and warrants as follows:

                           (a)      Guarantor is a corporation duly organized,
validly existing and in good standing under the laws of the State of Delaware, and has full right, power and authority to enter into, and perform this Guaranty.

                           (b)      The execution, delivery and performance by
Guarantor of this Guaranty have been duly authorized by all necessary actions, and do not and will not contravene any law or any contract binding on, or affecting Guarantor.

                           (c)      No authorization or approval or other
action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by Guarantor of this Guaranty.

                           (d)      This Guaranty is a legal, valid and binding
obligation of Guarantor enforceable against the Guarantor in accordance with its terms.

                  13. Addresses for Notices. All requests, consents, notices and other communications required or permitted hereunder or in connection herewith shall be deemed satisfactorily given if in writing and delivered personally or by registered or certified mail, postage pre-paid, by reliable overnight courier, or by telecopier to the parties at their respective addresses set forth below or at such other address as may be given by any party to the other in writing in accordance with this Section 13:

                  If to Guarantor:

                  Indus Utility Systems, Inc.
                  c/o Indus International, Inc.
                  3301 Windy Ridge Parkway
                  Atlanta, Georgia  30339
                  Attention:  Adam V. Battani
                  Telephone:  (770) 989-4061
                  Facsimile:  (770) 989-4488

                  If to Lender:

                  SCT Financial Corporation
                  4 Country View Road
                  Malvern, PA 19355-1408
                  Attention:  Richard A. Blumenthal, Executive Vice President
                              and General Counsel
                  Telephone:  (610) 578-5263
                  Facsimile:  (610) 578-7457


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                  with a copy to:

                  Pepper Hamilton LLP
                  3000 Two Logan Square
                  Eighteenth and Arch Streets
                  Philadelphia, PA 19103-2799
                  Attention:  Barry M. Abelson, Esq.
                  Telephone:  (215) 981-4000
                  Facsimile:  (215) 981-4750

                  14. Continuing Guaranty; Transfer of Agreements. This Guaranty is a continuing guaranty and shall (i) remain in full force and effect until the Obligations, the Expenses and all other amounts payable under this Guaranty shall have been paid in full and the period during which any payment by Purchaser or Guarantor is or may be subject to avoidance or refund under the United States Bankruptcy Code (or any similar statute) shall have expired, (ii) be binding upon Guarantor and the successors and assigns of Guarantor, and
(iii) inure to the benefit of, and be enforceable by Lender and its successors, transferees and assigns. Without limiting the generality of the foregoing clause (iii), Lender may endorse, assign or otherwise transfer the Note (and any other written agreement governing any Obligation) to any other person or entity, and such other person or entity shall thereupon become vested with all the rights in respect thereof granted to Lender herein or otherwise.

                  15. Entire Agreement. This Guaranty constitutes the entire agreement, and supersedes all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

                  16. Severability. The invalidity or unenforceability of any one or more portions of this Guaranty shall not affect the validity or enforceability of the remaining portions of this Guaranty.

                  17. Governing Law. This shall be governed by and construed in accordance with the laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether in the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

                  18.      Consent to Jurisdiction, etc.

                           (a)      Guarantor hereby irrevocably submits to the
jurisdiction of Delaware or any Federal court sitting in the State of Delaware, solely in connection with any action or proceeding arising out of or relating to this Guaranty, the Note, the Mortgage and any other written agreement governing any Obligation. Guarantor hereby irrevocably appoints any officer of Purchaser as its agent to receive service of copies of summons and complaints and any other process which may be served in any action or proceeding arising hereunder or under the Note, the Mortgage and any other written agreement governing any Obligation. Such service may be made by mailing or delivering a copy of such process by registered or certified mail, postage prepaid, to Purchaser at the Purchaser's address set forth in Section 13 hereof, with a copy of such process delivered by certified mail, return receipt requested, to Guarantor at its


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address set forth in Section 13 hereof, and Guarantor hereby irrevocably authorizes and directs any officer or employee of the Guarantor to accept such service on its behalf. Guarantor agrees that a final judgment in any such action or proceeding shall be conclusive, subject to appellate relief, and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

                           (b)      Nothing in this Guaranty shall affect the
right of Lender to serve legal process in any other manner permitted by law or affect the right of Lender to bring any action or proceeding against Guarantor or any of its properties in the courts of other jurisdictions to the extent otherwise permitted by the law.

                           (c)      To the extent that Guarantor has or
hereafter may acquire: (i) any immunity from jurisdiction of any court of the State of Delaware or any Federal court sitting in the State of Delaware or from any legal process out of any such court (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, or (ii) any objection to the laying of the venue or of an inconvenient forum or any suit, action or proceeding, if brought in the State of Delaware or any Federal court sitting in the State of Delaware under process served in accordance with this Guaranty, the Note, the Mortgage and any other written agreement governing any Obligation. Applicant hereby irrevocably waives such immunity or objection in respect of any suit, action or proceeding arising out of or relating to this Guaranty, the Note, the Mortgage and any other written agreement governing any Obligation.

                  19. Indemnification and Release Provisions. Guarantor hereby indemnifies and agrees to protect, defend and hold harmless Lender and its directors, officers, officials, agents, employees and counsel and their respective heirs, administrators, executors, successors and assigns (each of the foregoing a "Indemnified Party"), from and against, any and all losses, liabilities (including without limitation settlement costs and amounts, transfer taxes, documentary taxes, or assessments or charges made by any governmental authority), claims, damages, interest, judgments, costs, or expenses, including without limitation fees and disbursements of counsel, incurred by any of them arising out of or in connection with or by reason of the Note, this Guaranty or the Mortgage (collectively, "Losses"), except that Guarantor shall not be required to indemnify any Indemnified Party for any Losses arising out of the gross negligence or willful misconduct of such party. Guarantor hereby releases Lender and its directors, officers, agents, employees and counsel from any and all claims for loss, damages, costs or expenses caused or alleged to be caused by any act or omission on the part of any of them except to the extent relating to such party's gross negligence or willful misconduct, as finally determined by a court of competent jurisdiction. All obligations provided for in this Section 19 shall survive any termination of, the Note, this Guaranty, the Mortgage and the repayment of the Obligations.

                  20. WAIVER OF JURY TRIAL. THE UNDERSIGNED PARTY, AND LENDER BY ITS ACCEPTANCE HEREOF, HEREBY WAIVES TRIAL BY JURY IN ANY LEGAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF OR RELATED TO THIS GUARANTY OR THE RELATIONSHIP


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ESTABLISHED HEREUNDER. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDER
TO ENTER INTO, ACCEPT OR RELY UPON THIS AGREEMENT.

                  21. ACKNOWLEDGEMENTS. GUARANTOR ACKNOWLEDGES THAT IT HAS HAD THE ASSISTANCE OF COUNSEL IN THE REVIEW AND EXECUTION OF THIS AGREEMENT AND, SPECIFICALLY, SECTION 20 HEREOF, AND FURTHER ACKNOWLEDGES THAT THE MEANING AND EFFECT OF THE FOREGOING WAIVER OF JURY TRIAL HAS BEEN FULLY EXPLAINED TO GUARANTOR BY SUCH COUNSEL.

                  IN WITNESS WHEREOF, for good and valuable consideration and intending to be legally bound hereby, this Guaranty has been executed by Guarantor as of the date hereof.


ATTEST:                                      INDUS UTILITY SYSTEMS, INC.


By:       /s/ Adam V. Battani                By:        /s/ Jeffrey A. Babka
   ----------------------------                  ------------------------------
   Name:  Adam V. Battani                        Name:  Jeffrey A. Babka
   Title: Secretary                              Title: Vice President


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